Exhibit 32.1

Certification of Chief Executive Officer and Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of WideOpenWest, Inc. (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Teresa Elder, Chief Executive Officer and John Rego, Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.            The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.            The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 8, 2024	By:	/s/ TERESA ELDER
Teresa Elder
Chief Executive Officer

	By:	/s/ JOHN REGO
John Rego
Chief Financial Officer